Investor Presentation

Presented By

Doug Gaylor, President & COO

Ron Vincent, CFO

September 9, 2021

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on April 26, 2021. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Today's Presenters



Doug Gaylor
President & COO

11 years with Crexendo
Prior Experience:

INTER-TEL Mitel



Ron Vincent
CFO

9 years with Crexendo
Prior Experience:

ERNST & YOUNG

crexendo
ride the cloud

Crexendo: Soaring Through The Cloud

- Finished 2020 with **$16.4M** in revenue and strong GAAP earnings of **$7.9M**
- Q2 2021 UCaaS Service Revenue increase of **20%** and Consolidated Revenue increase of **43%**
- Completed major acquisition of NetSapiens on June 1st, 2021
  - NetSapiens is a UCaaS platform software solution provider that has over **2 Million** users currently utilizing their platform
  - NetSapiens has over **175** Customers reselling their platform
  - Disruptive "**Sessions Not Seats**" pricing model
  - Acquisition price of approximately **$50M** consisting of $10M in cash and $40M in stock
  - Accretive with positive EBITDA and operating cash flow
  - 2020 Pro Forma Revenue **$27.8M**
- Introduced Crexendo VIP Platform powered by NetSapiens
- Won TMC 2021 Communications Solutions Product of the Year Award for our VIP Platform

crexendo® ride the cloud

Executive Summary: Crexendo At-A-Glance

Key Metrics

$16.4M / $1.9M Rev. / Adj. EBITDA *(2020A)*	**88% MRR** % of Total Revenue *(2020A)*	**$409** Avg. MRR Per Customer
57,000+ Active Direct Customers	**2.0M +** Total Seats	**195+** Active NS Resellers
175+ Active Agent/Partners	**0.9%** Direct Churn Rate *(Jan-May 2021)*	**45 Months** Avg. Customer Account Tenure
4 Network PoPs	**$27.7M** Contracted Backlog	**118** Employees *(July 2021)*

Corporate Overview

Year Founded	• 1999
Headquarters	• Tempe, Arizona
Ticker Symbol	• CXDO
Exchange	• Nasdaq - July 2020
Data Center Locations	• Phoenix, AZ • Las Vegas, NV • Dallas, TX • Grand Rapids, MI

Executive Leadership



Steve Mihaylo
CEO
Doug Gaylor
President & COO
Anand Buch
CSO
Ron Vincent
CFO
David Wang
CTO
Jon Brinton
CRO
Jim Murphy
EVP
Jeffrey Korn
General Counsel

crexendo
ride the cloud

A Combined Company with a Tremendous Future



- Advanced Development Through In-House Engineering and Third-Party Integrators
- Leading Reseller and Partner Programs
- Powerful Recurring Revenue Model
- Rapidly Growing Global Platform Supporting 2M + Users
- Flexible Go-To-Market Offerings
- Comprehensive Voice, Video, Meeting, Messaging & Mobile Solutions
- Executive Management Team With Wealth of Telecom Experience and Success
- Strong Balance Sheet & Revenue Growth
- Multiple Revenue Sources With Cross Sell/Upsell Opportunity
- Flexibility and Ability to React Quickly

America's Fastest-Growing UCaaS Platform!

With Award-Winning Technology!

Recognized by Frost & Sullivan in 2021 as the fastest-growing UCaaS platform in North America!

- Fast-Growing Tech Leader in the UCaaS and Cloud Communications Space
- Award Winning Collaboration Offering for Video, Screen Share, & Webinars
- Unparalleled Executive Telecom Team with 200+ Years Experience
- World Class, Cloud-Hosted System Built for Small and Medium Businesses
- Disruptive Sessions Not Seats Pricing Model
- Poised for Rapid Growth

The Way We Communicate Has Changed

UCaaS Market Size


($ in mm's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$15,800
$24,800
2019E
2024P
Source: MarketsandMarkets

9.5% The global UCaaS market is expected to grow from $15.8 billion to $24.8 billion between 2019 and 2024[(1)]

UCaaS Market Adoption

CLOUD MIGRATION PLANS *
(% respondents)

	Video Conferencing	Instant Messaging & Presence	Customer Experience Management	Enterprise IP Telephony
CURRENTLY DEPLOYED IN THE CLOUD	54%	44%	42%	39%
WILL BE MOVED TO THE CLOUD WITHIN THE NEXT TWO YEARS	29%	35%	38%	38%

61% Approximately 61% of businesses in U.S. still operating with antiquated, premise-based systems

*Frost & Sullivan 2021

Crexendo's Go-To-Market Sales Approach

Direct Sales	Crexendo Partner/Agent Sales: Revenue Share Model	NetSapiens Platform Resellers
• Direct Crexendo Sales representatives selling SMB and Small Enterprise Customers	• Traditional Telecom Resellers • Managed Service Providers (MSP's) • B2B Companies • Master Agents	• UCaaS Companies • MSP's • LEC's/RLEC's • White Label Resellers • Enterprise Clients

Future Growth Drivers




New Reseller Logos
& Platform Upgrades
Agents/Partners
Enterprise and
Major Accounts
Global Key
Market Expansion
Future Applications
and Partnerships
Potential Acquisition
Roll-Up Strategy
$

crexendo

Global Presence: Growing Opportunity

Majority of Revenue and Customers Currently in USA

- US Crexendo Agents: 175+
- US NetSapiens Resellers: 195+

Emerging International Markets

- United Kingdom: 5
- Australia: 4
- New Zealand: 1
- Phillipines: 1


195+
175+
5
1
4
1

crexendo

Growing Financial Profile

Telecommunications Segment Revenue [1]


($ in 000's)
2018
2019
2020
2021 YTD
$18,000
$15,500
$13,000
$10,500
$8,000
$5,500
$3,000
$500
$11,083
$13,780
$15,961
$10,286
Service
Product
Software Sol

Gross Margin % [1]


2018
2019
2020
2021 YTD
80%
60%
40%
20%
0%
70%
50%
72%
47%
73%
39%
69%
37%
48%
Service
Product
SW Soultions

Operating Margin [1] [2]


2018
2019
2020
2021 YTD
8%
6%
-2%
-20%

Churn Rate [3]


2018
2019
2020
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
0.67%
0.82%

(1) YTD numbers as of Q2 2021 (2) 2021 YTD includes $1,061,000 of NetSapiens acquisition related expenses. (3) Average monthly percentage for period.

Growing Financial Profile

Non-GAAP Income (Loss) & Net Income (Loss) [1] [2]


($ in 000's)
2018
2019
2020
2021 YTD
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
287
(223)
1,591
1,139
8,700
7,900
345
(1,718)
Non-GAAP Income (loss)
Net Income (loss)

Adjusted EBITDA [1] [2]


($ in 000's)
2018
2019
2020
2021 YTD
$2,000
$1,500
$1,000
$500
$-
$324
$1,628
$1,900
$92

Backlog [1]


($ in 000's)
Jun '18
Jun '19
Jun '20
Jun '21
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
20,774
24,772
27,349
27,227

Expected Backlog Revenue Recognition


($ in 000's)
2021
2022
2023
2024
2025
2026
$10,500
$8,500
$6,500
$4,500
$2,500
$500
Service Revenue
Product Revenue

(1) YTD numbers as of Q2 2021 (2) 2021 YTD Includes $1,061,000 of NetSapiens acquisition related expenses.

crexendo® ride the cloud

The Future of Business Communications

crexendo VIP

Video Interactions Phone



- VIP Communications Solution for Business
- Cloud-Based UCaaS Platform Powered by NetSapiens
- The Platform for How You Work Today

The VIP Difference

crexendo VIP

A Better Communications Solution For Business

Video
Collaborate in HD quality with up to 200 attendees.

Interactions
Streamline workflows through Voice Mail, SMS, Chat, and more.

Phone
Use the device of your choice for HD business communications.

Contact Center
Powerful, native customer experience management tools.

Integrations
Integrate into over 30 leading SaaS applications

Dependability
The 100% Uptime Guarantee assures rock-solid reliability.

Efficiency
Streamline your communications to work more effectively.

Recognition
Leverage a recognized, award-winning platform.

Simplicity
Easy, portal-based management and intuitive interface.

Industry-Leading 100% Uptime Guarantee and Lifetime Warranty

- **The VIP Platform is hosted in the world's highest-rated geo-redundant data centers that are Tier 5, Exascale sites powered by 100% green energy**
- **We back our user experience with 100% US-based support available 24/7/365**
- **Secure and reliable – our software is trusted by over 1.7 million users globally**


100%
UPTIME
GUARANTEED


Backed by
our customer
LIFETIME
WARRANTY


CX540


CX530


T57W


Conference, Cordless and Accessories

crexendo
ride the cloud

Investment Highlights: Meeting Our Commitments and Delivering Results

ATTRACTIVE INVESTMENT OPPORTUNITY

- High Growth
- Long-Term Contracts
- Recurring Revenue
- Strong Cash Flow
- Industry Low Churn
- Roll-Up Acquisition Potential

- Organically Up-listed to Nasdaq
- Successfully Raise Capital to Fuel Future Growth
- Acquire Accretive Acquisition Targets
- Recently Added to Russell MicroCap Index
- Combined 20% Revenue Growth in 2020
- Nearly 100% Customers and Resellers on Long Term Contracts
- 2.0 M + End Users and Growing

Questions?

Thank You!

crexendo® ride the cloud | Nasdaq: CXDO